PRINCIPAL REAL ESTATE INCOME FUND
STATEMENT OF INVESTMENTS
January 31, 2024 (Unaudited)

Description	Shares	Value (Note 2)
COMMON STOCKS (43.37%)
Investment Management/Advisory Services (0.28%)
RAM Essential Services Property Fund(a)	452,943	$209,494

Real Estate Management/Services (0.58%)
ESR Kendall Square REIT Co., Ltd.	45,061	126,947
Qualitas, Ltd.	191,910	312,239
		439,186
Real Estate Operation/Development (1.99%)
Mitsui Fudosan Co., Ltd.	25,300	640,837
Sumitomo Realty & Development Co., Ltd.	12,500	397,133
TAG Immobilien AG(b)	33,820	478,062
		1,516,032
REITS-Apartments (5.36%)
Apartment Income REIT Corp.	13,839	452,397
AvalonBay Communities, Inc.	5,153	922,438
Daiwa House REIT Investment Corp.	166	294,036
Essex Property Trust, Inc.	2,354	549,118
InterRent Real Estate Investment Trust	23,300	233,442
Invincible Investment Corp.	765	315,501
Invitation Homes, Inc.	39,727	1,308,210
		4,075,142
REITS-Diversified (12.85%)
Activia Properties, Inc.	141	385,120
American Tower Corp.	780	152,607
Broadstone Net Lease, Inc.	60,046	964,939
Cromwell European Real Estate Investment Trust(a)	189,860	287,253
Crown Castle, Inc.	4,252	460,279
Digital Core REIT Management Pte, Ltd.	319,491	206,072
Digital Realty Trust, Inc.	17,243	2,421,952
Gaming and Leisure Properties, Inc.	25,217	1,151,156
LondonMetric Property PLC	64,076	157,291
Mercialys SA	106,005	1,210,890
Merlin Properties Socimi SA	37,507	385,272
Sekisui House Reit, Inc.	797	425,088
Stockland	171,777	513,888
VICI Properties, Inc.	34,921	1,051,821
		9,773,628
REITS-Health Care (6.24%)
Chartwell Retirement Residence	17,600	156,960
National Health Investors, Inc.	12,851	683,416
Sabra Health Care REIT, Inc.	81,877	1,092,239
Ventas, Inc.	36,949	1,714,064
Welltower, Inc.	12,718	1,100,234
		4,746,913
REITS-Hotels (0.44%)
Far East Hospitality Trust	312,200	151,271
Japan Hotel REIT Investment Corp.	355	183,072
		334,343
REITS-Manufactured Homes (1.01%)
Sun Communities, Inc.	6,125	767,769

REITS-Office Property (0.21%)
Allied Properties Real Estate Investment Trust	10,900	158,256

Description	Shares	Value (Note 2)
REITS-Regional Malls (0.78%)
Klepierre SA	22,879	$595,631

REITS-Shopping Centers (2.86%)
Lendlease Global Commercial REIT	352,367	165,480
Link REIT	182,576	915,455
Saul Centers, Inc.	28,506	1,090,639
		2,171,574
REITS-Single Tenant (0.65%)
Realty Income Corp.	9,085	494,151

REITS-Storage (2.44%)
Big Yellow Group PLC	16,723	243,296
Extra Space Storage, Inc.	9,490	1,370,736
National Storage REIT	156,773	237,586
		1,851,618
REITS-Warehouse/Industrials (7.30%)
AIMS AMP Capital Industrial REIT	209,100	204,190
Centuria Industrial REIT	133,713	285,976
CRE Logistics REIT, Inc.	194	203,385
Dream Industrial Real Estate Investment Trust	22,400	223,592
First Industrial Realty Trust, Inc.	4,833	248,996
Goodman Group	5,762	96,772
Industrial & Infrastructure Fund Investment Corp.	243	220,579
Mitsubishi Estate Logistics REIT Investment Corp.	96	241,011
Nexus Industrial REIT	93,600	561,134
Plymouth Industrial REIT, Inc.	12,382	274,137
PRO Real Estate Investment Trust	34,503	143,201
Prologis, Inc.	10,814	1,370,026
Rexford Industrial Realty, Inc.	6,458	339,626
Segro PLC	37,952	424,115
SF Real Estate Investment Trust(a)	339,000	111,006
TF Administradora Industrial S de RL de CV	119,000	256,509
Tritax Big Box REIT PLC	163,040	343,403
		5,547,658
Storage (0.38%)
Safestore Holdings PLC	27,829	292,016

TOTAL COMMON STOCKS
(Cost $32,968,485)		32,973,411

MUTUAL FUNDS (0.18%)
Closed-end Funds (0.18%)
Qualitas Real Estate Income Fund	129,382	137,084

TOTAL MUTUAL FUNDS
(Cost $136,183)		137,084

PREFERRED STOCKS (0.64%)
REITS-Shopping Centers (0.64%)
Kimco Realty Corp., 7.25%(c)	8,400	484,680

TOTAL PREFERRED STOCKS
(Cost $342,022)		484,680

Description	Rate	Maturity Date	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE BACKED SECURITIES (93.67%)
Commercial Mortgage Backed Securities-Other (14.90%)
BANK 2021-BN35(d)(e)(f)	1.500%	06/15/64	$3,100,000	$252,651

Description	Rate	Maturity Date	Principal Amount	Value (Note 2)
BBCMS Mortgage Trust 2024-C24 2024-C24(e)	4.250%	01/15/34	$725,000	$458,014
Benchmark 2022-B36 Mortgage Trust 2022-B36(d)(e)(f)	2.790%	05/15/32	15,860,000	2,670,575
Benchmark 2023-B40 Mortgage Trust 2023-B40(d)(e)(f)	3.897%	08/15/33	4,000,000	938,287
Citigroup Commercial Mortgage Trust:
2019-GC43(d)(e)(f)	0.740%	11/10/29	2,500,000	70,921
Citigroup Commercial Mortgage Trust 2022-GC48 2022-GC48(d)(e)(f)	2.537%	06/15/32	16,920,000	2,658,154
FHLMC Multifamily Structured Pass Through Certificates 2012-K052(d)(f)	1.616%	01/25/26	9,690,000	268,834
JP Morgan Chase Commercial Mortgage Securities Trust 2021-MHC 2021-MHC(d)(e)	0.914%	04/15/26	2,083,498	2,077,091
JPMorgan Chase Commercial Mortgage Securities Trust:
2015-C28(d)(f)	1.052%	03/15/25	24,575,522	159,962
2013-C15(d)(e)(f)	1.294%	11/15/45	8,548,296	86
2006-CB17(d)	5.489%	12/12/43	513,733	365,178
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20(d)(e)(f)	1.753%	02/15/25	23,967,000	279,884
Morgan Stanley Capital I Trust:
2016-UB11(d)(e)(f)	1.500%	08/15/26	13,495,500	421,308
2021-L5(e)	2.500%	05/15/31	1,400,000	579,448
Wells Fargo Commercial Mortgage Trust 2022-C62(d)(f)	0.047%	04/15/55	45,827,000	130,204
				11,330,597

Commercial Mortgage Backed Securities-Subordinated (78.77%)
BANK:
2021-BN35(d)(e)	1.766%	08/15/31	3,200,000	1,269,113
2019-BN22(d)(e)	2.076%	11/15/62	2,000,000	921,463
2018-BN12(d)(e)	3.037%	05/15/28	2,500,000	974,561
BANK 2020-BNK25:
2020-BN25(d)(e)	2.029%	02/15/30	3,000,000	1,364,872
2020-BN25(e)	2.500%	01/15/30	1,250,000	717,224
BANK 2020-BNK27 2020-BN27(e)	2.500%	04/15/30	1,949,000	1,276,229
BANK 2023-BNK45 2023-BNK45(e)	4.000%	02/15/33	1,250,000	882,328
BBCMS 2024-C24 F	4.250%	02/15/57	2,900,000	538,312
BBCMS 2024-C24 XF	2.930%	02/15/57	2,900,000	1,508,000
BBCMS Mortgage Trust 2022-C18 2022-C18(d)(e)	4.000%	12/15/32	3,602,000	2,360,870
Benchmark 2018-B6 Mortgage Trust 2018-B6(d)(e)	3.247%	09/10/28	1,719,500	993,190
Benchmark 2019-B15 Mortgage Trust 2019-B15(d)	3.837%	12/15/29	1,862,000	1,337,685
Benchmark 2020-B19 Mortgage Trust 2020-B19	3.211%	09/15/30	2,000,000	1,375,377
Benchmark 2021-B31 Mortgage Trust 2021-B31(e)	2.250%	11/15/31	1,149,000	478,265
Benchmark 2023-B40 Mortgage Trust:
2023-B40(e)	4.000%	12/15/33	2,560,000	1,630,969
Benchmark Mortgage Trust:
2020-B20(e)	2.000%	10/15/30	1,800,000	881,668
2021-B29(d)(e)	2.415%	10/15/31	3,000,000	1,113,526
BMO 2022-C1 Mortgage Trust 2022-C1(e)	2.000%	02/15/32	5,548,000	3,224,321
BMO 2023-C4 Mortgage Trust 2023-C4(d)(e)	6.059%	01/15/33	2,125,000	1,685,227

Description	Rate	Maturity Date	Principal Amount	Value (Note 2)
Cantor Commercial Real Estate Lending 2019-CF2 2019-CF2(d)	3.765%	10/15/29	$1,750,000	$1,411,304
Citigroup Commercial Mortgage Trust:
2019-GC43(e)	3.000%	11/10/29	2,500,000	973,002
Citigroup Commercial Mortgage Trust 2019-C7 2019-C7(d)	4.077%	10/15/29	2,700,000	2,231,912
Citigroup Commercial Mortgage Trust 2019-GC41 2019-GC41(e)	3.000%	08/10/29	1,600,000	1,124,366
Citigroup Commercial Mortgage Trust 2019-GC43 2019-GC43(e)	3.000%	11/10/29	4,074,000	2,459,780
COMM 2012-CCRE3 Mortgage Trust 2012-CR3(e)	3.922%	10/15/45	3,145,000	2,779,837
COMM 2015-LC19 Mortgage Trust 2015-LC19(d)	4.353%	01/10/25	1,490,000	1,394,488
Commercial Mortgage Trust:
2014-UBS5(e)	3.495%	09/10/24	5,004,500	3,589,750
2013-CR6(d)(e)	3.988%	03/10/46	6,335,000	4,523,473
2013-LC6(d)(e)	4.090%	01/10/46	692,849	654,049
2012-CR5(d)(e)	4.692%	12/10/45	2,364,736	2,077,724
Goldman Sachs Mortgage Securities Trust:
2020-GC47(d)(e)	2.569%	04/12/30	2,500,000	1,143,042
2013-GC14(d)(e)	4.226%	08/10/46	2,000,000	1,350,020
2010-C1(d)(e)	5.635%	08/10/43	2,250,000	2,191,771
JPMorgan Chase Commercial Mortgage Securities Trust:
2013-C15(e)	3.500%	11/15/45	2,500,000	2,001,274
2012-C6(d)(e)	5.129%	05/15/45	1,500,000	1,314,661
Morgan Stanley Capital I Trust 2019-H6 2019-H6(e)	3.000%	06/15/29	1,750,000	1,269,063
Morgan Stanley Capital I Trust 2020-L4 2020-L4	3.082%	02/15/30	541,000	433,695
UBS Commercial Mortgage Trust 2019-C17(e)	2.500%	10/15/29	1,400,000	1,041,064
Wells Fargo Commercial Mortgage Trust 2015-NXS3(e)	3.153%	09/15/57	1,500,000	1,393,518
				59,890,993

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES
(Cost $78,494,375)				71,221,590

Description	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (6.74%)
State Street Institutional Treasury Plus Money Market Fund - Premier Class	5.300%	5,126,227	$5,126,227

TOTAL SHORT TERM INVESTMENTS
(Cost $5,126,227)			5,126,227

TOTAL INVESTMENTS (144.60%)
(Cost $117,067,292)			$109,942,992

Liabilities in Excess of Other Assets (-44.60%)			(33,908,012)
NET ASSETS (100.00%)			$76,034,980

(a)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of January 31, 2024, the aggregate value of those securities was $607,753 representing 0.80% of net assets.
(b)	Non-income producing security.
(c)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(d)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at January 31, 2024. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. The total value of Rule 144A securities amounts to $60,066,639, which represents approximately 79.00% of net assets as of January 31, 2024.
(f)	Interest only security.

See Notes to Quarterly Statement of Investments.

Principal Real Estate Income Fund	Notes to Financial Statements
January 31, 2024(Unaudited)

1. ORGANIZATION

Principal Real Estate Income Fund (the ‘‘Fund’’) is a Delaware statutory trust registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’).

The Fund’s investment objective is to seek to provide high current income, with capital appreciation as a secondary investment objective, by investing in commercial real estate related securities.

Investing in the Fund involves risks, including exposure to below-investment grade investments. The Fund’s net asset value per share will vary and its distribution rate may vary and both may be affected by numerous factors, including changes in the market spread over a specified benchmark, market interest rates and performance of the broader equity markets. Fluctuations in net asset value may be magnified as a result of the Fund’s use of leverage.

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and reported amount of increase or decrease in net assets from operations during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on January 31, 2024.

Portfolio Valuation: The net asset value per common share of the Fund is determined no less frequently than daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The Fund’s net asset value per common share is calculated in the manner authorized by the Fund’s Board of Trustees (the "Board" or "Trustees"). Net asset value per share is computed by dividing the value of the Fund’s total assets, less its liabilities by the number of shares outstanding.

The Board has established the following procedures for valuation of the Fund’s assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and ask prices on the exchange where such securities are primarily traded.

The Fund values commercial mortgage-backed securities ("CMBS") and other debt securities not traded in an organized market on the basis of valuations provided by an independent pricing service, approved by the Board, which uses information with respect to transactions in such securities, interest rate movements, new issue information, cash flows, yields, spreads, credit quality, and other pertinent information as determined by the pricing service, in determining value. If the independent primary or secondary pricing service is unable to provide a price for a security, if the price provided by the independent primary or secondary pricing service is deemed unreliable, or if events occurring after the close of the market for a security but before the time as of which the Fund values its common shares would materially affect net asset value, such security will be valued at its fair value as determined in good faith under procedures approved by the Board.

Principal Real Estate Income Fund	Notes to Financial Statements
January 31, 2024(Unaudited)

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Board has appointed ALPS Advisors, Inc. ("AAI" or the "Adviser") to serve as the valuation designee to perform fair value determinations for investments in the Fund. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower, or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and salability of collateral, if any, securing the investment; the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s, or counterparty’s management; the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more independent broker quotes for the sale price of the portfolio security; and other relevant factors.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Discounts and premiums on commercial mortgage backed securities purchased are accreted or amortized using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the specific identification method for both financial reporting and tax purposes. Paydown gains and losses on mortgage-related and other asset-back securities, if any, are recorded as components of interest income in the Statement of Operations. Interest-only stripped mortgage-backed securities (“IO Strips”) are securities that receive only interest payments from a pool of mortgage loans. Little to no principal will be received by the Fund upon maturity of an IO Strip. Periodic adjustments are recorded to reduce the cost of the security until maturity, which are included in interest income.

Fair Value Measurements: Investments in the Fund are recorded at their estimated fair value. The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Principal Real Estate Income Fund	Notes to Financial Statements
January 31, 2024(Unaudited)

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2024:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$32,973,411	$–	$–	$32,973,411
Mutual Funds	137,084	–	–	137,084
Preferred Stocks	484,680	–	–	484,680
Commercial Mortgage Backed Securities	–	71,221,590	–	71,221,590
Short Term Investments	5,126,227	–	–	5,126,227
Total	$38,721,402	$71,221,590	$–	$109,942,992

*	See Statement of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value, and there were no transfers into or out of Level 3, during the period.

Commercial Mortgage-Backed Securities: As part of its investments in commercial real estate related securities, the Fund will invest in CMBS which are subject to certain risks associated with direct investments in CMBS. A CMBS is a type of mortgage-backed security that is secured by a loan (or loans) on one or more interests in commercial real estate property. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. CMBS may be backed by obligations (including certificates of participation in obligations) that are principally secured by commercial real estate loans or interests therein having multi-family or commercial use. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans because those securities derive their cash flows and value from the performance of the commercial real estate underlying such investments and/or the owners of such real estate.

Principal Real Estate Income Fund	Notes to Financial Statements
January 31, 2024(Unaudited)

Real Estate Investment Trusts (“REITs”): As part of its investments in real estate related securities, the Fund will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to the Fund’s investments in REITs, the Fund may also make distributions in excess of the Fund’s earnings and capital gains. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s common shares and, after that basis has been reduced to zero, will constitute capital gains to the common shareholder.

Concentration Risk: The Fund invests in companies in the real estate industry, which may include CMBS, REITs, REIT-like structures, and other securities that are secured by, or otherwise have exposure to, real estate. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory changes, or economic conditions affecting CMBS, REITs, REIT-like structures, and real estate more generally, will have a significant impact on the Fund’s performance.

Foreign Currency Risk: The Fund expects to invest in securities denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates may affect the value of securities owned by the Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets.

Principal Real Estate Income Fund	Notes to Financial Statements
January 31, 2024(Unaudited)

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of the exchanges at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

Market Disruption and Geopolitical Risk: The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as the war in Ukraine, terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The occurrence of such events may be sudden and unexpected, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.

Principal Real Estate Income Fund	Notes to Financial Statements
January 31, 2024(Unaudited)

Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), tariffs and trade disruptions, recession, changes in currency rates, terrorism, conflicts and social unrest, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. For example, developments in the banking or financial services sectors could adversely impact a wide range of companies and issuers. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, persists for an extended period of time. Such events could impact the Adviser's investment advisory activities and services of other service providers, which in turn could adversely affect the Fund’s investments and other operations. The value of the Fund’s investments may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory, other activities on behalf the Fund.